SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2009

PROVIDENT NEW YORK BANCORP

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25233	80-0091851
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

400 Rella Boulevard, Montebello, New York	10901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

July 17, 2009, Provident New York Bancorp (the “Company”) hosted a conference call to discuss the Company’s third quarter results. In response to questions asked the Company is furnishing the following additional information with respect to real estate acquisition, development and construction loans (“ADC”) and commercial real estate loans (“CRE”).

ADC portfolio - in millions

ADC Loan Portfolio 10/1/2008	$171

$ Advanced NEW Loans	18
$ Advanced Seasoned Loans	26

Total Advanced	44
Charge-offs	1
NEW Loan Pay-downs	1
Seasoned Loan Pay-down	23
ADC Loan Portfolio 06/30/2009	$190

Commercial Mortgage Property Type Distribution (6/30/2009)

Multifamily/residential	18%
Retail	9%
Industrial & Warehouse	8%
Office	8%
Medical	12%
Diversified C&I uses	25%
Seasoned Loan < $500,000	20%

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT NEW YORK BANCORP

DATE: July 20, 2009	By:	/s/ Daniel Rothstein
Daniel Rothstein
Executive Vice President and Chief Risk Officer